UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 18, 2012

Servotronics, Inc.
(Exact name of registrant as specified in its charter.)

Commission File Number: 001-07109

Delaware	16-0837866
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)
1110 Maple Street
Elma, New York 14059-0300
(Address of principal executive offices, including zip code)

(716) 655-5990
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 18, 2012, Queen Cutlery Company (“Queen Cutlery”), a wholly owned subsidiary of Servotronics, Inc., (the “Company”) entered into an asset purchase agreement (the “Sale Agreement”) and Agreement for the Sale of Real Estate (the “Real Estate Agreement”) with Daniels Family Cutlery Corporation (“Buyer”) pursuant to which Queen Cutlery agreed to sell to Buyer substantially all of its assets for $650,000 in aggregate cash consideration, including certain real property commonly known as 507 Chestnut Street, Titusville, PA for $185,000.    Neither the Company nor any of its affiliates has had a material relationship with the Buyer, other than in respect of the Sale Agreement and the Real Estate Sale Agreement.

Each of the Sale Agreement and the Real Estate Sale Agreement includes various representations, warranties, covenants and indemnities which are customary for a transaction of this nature.

The foregoing summary of each of the Sale Agreement and the Real Estate Sale Agreement is not intended to be complete and is qualified in its entirety by reference to the Sale Agreement which is attached hereto as Exhibit 2.1 and the Real Estate Sale Agreement which is attached hereto as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference (excluding schedules and exhibits, which the Company agrees to furnish supplementally to the Securities and Exchange Commission upon request).

Additionally, a copy of the related press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)           Pro-forma Financial Statements

The following unaudited Pro Forma Consolidated Financial Statements of the Company for the years ended December 31, 2011 and 2010 and as of and for the six months ended June 30, 2012 are attached hereto:

(d)           Exhibits

2.1	Asset Purchase Agreement as of September 18, 2012 by and between Daniels Family Cutlery Corporation and Queen Cutlery Company

2.2	Agreement for the Sale of Real Estate dated September 18, 2012 by and between Daniels Family Cutlery Corporation and Queen Cutlery Company

99.1	Press release dated September 20, 2012

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: September 24, 2012

SERVOTRONICS, INC.

By:	/s/ Cari L. Jaroslawsky, Chief Financial Officer
Cari L. Jaroslawsky
Chief Financial Officer

SERVOTRONICS, INC.
Pro Forma Consolidated Financial Statements
(Unaudited)

On September 18, 2012, Queen Cutlery Company (“Queen Cutlery”), a wholly owned subsidiary of Servotronics, Inc. (“the Company”), entered into an Asset Purchase Agreement (the “Sale Agreement”) and an Agreement for the Sale of Real Estate (the “Real Estate Sale Agreement” and together with the Sale Agreement, the “Agreements”) with Daniels Family Cutlery Corporation (“Buyer”) pursuant to which the Queen Cutlery agreed to sell substantially all of its assets to Buyer (the “Transaction”).

Pursuant to the terms and conditions of the Agreements, on September 18, 2012, Queen Cutlery completed the disposition of substantially all of its assets to Buyer for aggregate cash consideration of $650,000, which includes the disposition of its real property to Buyer for cash consideration of $185,000.

The following pro forma consolidated balance sheet (unaudited) as of June 30, 2012 and pro forma consolidated statements of income (unaudited) of Servotronics, Inc. for the six months ended June 30, 2012 and the years ended December 31, 2011 and 2010, give effect to the Transaction.  The pro forma consolidated financial statements have been prepared by management of the Company based upon the historical financial statements of the Company and the adjustments and assumptions noted within.

The pro forma consolidated balance sheet sets forth the effects of the Transaction as if it had been consummated on June 30, 2012.

The pro forma consolidated statements of income set forth the effect of the Transaction as if it had been consummated on January 1, 2010.

These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the Transaction had occurred on the dates indicated or which may be obtained in the future.  The pro forma consolidated financial statements should be read in conjunction with the consolidated financial statements and notes of the Company included in its annual report on Form 10-K for the year ended December 31, 2011.

SERVOTRONICS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2012
($000’s omitted except share and per share data)
 (Unaudited)

	As Reported	Pro Forma Adjustments	Proforma

Assets

Current Assets:
Cash and cash equivalents	$4,266	$650	$4,916
Accounts receivable, net	6,162	-	6,162
Inventories, net	11,684	-	11,684
Prepaid income taxes	447	-	447
Deferred income taxes	754	-	754
Other assets	808	-	808
Assets held for sale	650	(650)	-
Total current assets	24,771	-	24,771

Property, plant and equipment, net	5,881	-	5,881
Other non-current assets	353	-	353
	$31,005	$-	$31,005
Total Assets

Liabilities and Shareholders' Equity

Current Liabilities:
Current portion of long-term debt	$191	$-	$191
Current portion of capital lease related party	81	-	81
Accounts payable	1,439	-	1,439
Accrued employee compensation and benefit costs	1,515	-	1,515
Dividends payable	358	-	358
Other accured liabilities	191	-	191
Total current liabilities	3,775	-	3,775

Long-term debt	2,845	-	2,845
Long-term portion of capital lease related party	292	-	292
Deferred income taxes	496	-	496

Shareholders' equity:
Common Stock, par value $.20; authorized
4,000,000 shares; issued 2,614,506 shares;
outstanding 2,148,992 shares	523	-	523
Capital in excess of par value	13,926	-	13,926
Retained earnings	12,158	-	12,158
Accumulated other comprehensive loss	(67)	-	(67)
Employee stock ownership trust commitment	(1,266)	-	(1,266)
Treasury stock, at cost 230,400 shares	(1,677)	-	(1,677)
Total shareholders' equity	23,597	-	23,597
Total Liabilities and Shareholders' Equity	$31,005	$-	$31,005

SERVOTRONICS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JUNE 30, 2012
($000’s omitted except per share data)
(Unaudited)

	As Reported	Pro Forma Adjustments	Proforma

Revenue	$16,007	$-	$16,007

Cost, expenses and other income
Cost of good sold exclusive of depreciation and amortization	11,991	-	11,991
Selling, general and administrative and administrative	2,573	-	2,573
Interest expense	27	-	27
Depreciation and amortization	340	-	340
Other income, net	(10)	-	(10)
Total Expenses	14,921	-	14,921

Income from continuing operations
before income tax provision	1,086	-	1,086
Income tax provision	309	-	309

Income from continuing operations	777	-	777

Discontinued Operations:
Loss from operations of a discontinued
component, net of income tax benefit	(160)	160	-
Write-down of assets associated with a			-
discontinued component, net of income			-
tax benefit	(268)	268	-
Loss from discontinued operations	(428)	428	-

Net income	$349	$428	$777

Income (Loss) Per Share:
Basic
Income per share from continuing operations	0.37	-	0.37
Loss per share from discontinued operations	(0.20)	0.20	-
Total net income per share	$0.17	$0.20	$0.37

Diluted
Income per share from continuing operations	0.36	-	0.36
Loss per share from discontinued operations	(0.20)	0.20	-
Total net income per share	$0.16	$0.20	$0.36

SERVOTRONICS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2011
($000’s omitted except per share data)
(Unaudited)

	As Reported	Pro Forma Adjustments	Proforma

Revenue	$34,181	$(989)	$33,192

Cost, expenses and other income:
Cost of good sold, exclusive of depreciation and amortization	25,278	(1,463)	23,815
Selling, general and administrative and administrative	5,019	(102)	4,917
Interest expense	65	-	65
Depreciation and amortization	686	(7)	679
Other income, net	(162)	-	(162)
	30,886	(1,572)	29,314

Income before income tax provision	3,295	583	3,878

Income tax provision	669	198	867

Net income	$2,626	$385	$3,011

Income Per Share:

Basic
Net income per share	$1.31	$0.20	$1.51

Diluted
Net income per share	$1.24	$0.19	$1.43

SERVOTRONICS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2010
($000’s omitted except per share data)
(Unaudited)

	As Reported	Pro Forma Adjustments	Proforma

Revenue	$31,659	$(1,475)	$30,184

Cost, expenses and other income:
Cost of good sold, exclusive of depreciation and amortization	22,900	(1,474)	21,426
Selling, general and administrative and administrative	5,001	(183)	4,818
Interest expense	74	-	74
Depreciation and amortization	664	(9)	655
Other income, net	(28)	-	(28)
	28,611	(1,666)	26,945

Income before income tax provision	3,048	191	3,239

Income tax provision	920	65	985

Net income	$2,128	$126	$2,254

Income Per Share:

Basic
Net income per share	$1.08	$0.06	$1.14

Diluted
Net income per share	$1.01	$0.06	$1.07

EXHIBIT INDEX

Exhibit No.                            Description

2.1	Asset Purchase Agreement as of September 18, 2012 by and between Daniels Family Cutlery Corporation and Queen Cutlery Company

2.2	Agreement for the Sale of Real Estate dated September 18, 2012 by and between Daniels Family Cutlery Corporation and Queen Cutlery Company

99.1	Press release dated September 20, 2012